                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                        ________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                FEBRUARY 26, 2001
                                -----------------


                                CASUAL MALE CORP.
                                -----------------
               (Exact name of Registrant as Specified in Charter)


       MASSACHUSETTS                    0-14681                 04-2866591
       -------------                    -------                 ----------
(State or other jurisdiction    (Commission file number)       (IRS employer
     of incorporation)            identification number)

               555 TURNPIKE STREET, CANTON, MASSACHUSETTS   02021
               --------------------------------------------------
          (Address of principal executive offices)         (Zip code)

      Registrant's telephone number, including area code:   (781) 828-9300
                                                            --------------

                                 J. BAKER, INC.
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.
----------------------

     On February 26, 2001, the Company announced (i) that its stockholders approved an amendment to the Company's Articles of Organization to change the name of the Company from J. Baker, Inc. to Casual Male Corp. (ii) certain changes to management titles and positions and (iii) certain expectations regarding future earnings results. A copy of the press release in which these announcements were made is attached.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits:
----------------------------------------------------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:
     ---------

     (99.1) Press release dated February 26, 2001, announcing the Company's name change, certain changes to management and certain expectations regarding future earnings results.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CASUAL MALE CORP.



                                        By: /s/ Alan I. Weinstein
                                            -------------------------------
                                            Alan I. Weinstein
                                            Chief Executive Officer

Date:  Canton, Massachusetts
       March 13, 2001

                                INDEX TO EXHIBITS

Exhibit
Numbers


       (99.1) Press release dated February 26, 2001, announcing the Company's name change, certain changes to management and certain expectations regarding future earnings results.